UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2019

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	STXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On September 12, 2019, Martin C. Stammer, Chief Financial Officer of Stereotaxis, Inc. (the “Company”), notified the Company of his decision to resign from the Company effective September 30, 2019.

(c) Ms. Kimberly R. Peery will serve as the Company’s Chief Financial Officer, and she will also be assuming the duties of principal financial officer and principal accounting officer of the Company, effective October 1, 2019. Ms. Peery, 50, first joined the Company in 2003 and has held various positions of increasing responsibility, including most recently, as Vice President of Finance and Information Technologies. Prior to joining the Company, she served as a controller at various private companies. Ms. Peery is a Certified Public Accountant.

Beginning on October 1, 2019, Ms. Peery will receive an annual base salary of $220,000 and will be eligible to receive an annual discretionary bonus. She will also be entitled to receive equity awards and will participate in other benefit and compensation plans, which are available to all other full-time employees.

There is no arrangement between Ms. Peery and any other persons pursuant to which she was selected as principal financial officer and principal accounting officer of the Company. Ms. Peery does not have any relationship or related person transaction with the Company that would require disclosure pursuant to Item 401(d) of SEC regulation S-K.

The Company is not aware of any transactions or proposed transactions in which the Company was or is to be a participant since January 1, 2018, in which the amount involved exceeds $120,000, and in which Ms. Peery had, or will have, a direct or indirect material interest.

A copy of the September 16, 2019 press release announcing Mr. Stammer’s resignation and Ms. Peery’s assumption of new duties is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Stereotaxis, Inc. Press Release Dated September 16, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: September 16, 2019	By:	/s/ Martin C. Stammer
	Name:	Martin C. Stammer
	Title:	Chief Financial Officer

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